UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 28, 2013

FUELCELL ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Great Pasture Road, Danbury, Connecticut		06813
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (203) 825-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
There were two (2) matters submitted to a vote of securities holders at the FuelCell Energy, Inc. (the “Company”) Annual Shareholders’ Meeting, which was held on March 28, 2013. Following are the two (2) proposals:
(1) To elect seven (7) directors to serve for the ensuing year and until their successors are duly elected and qualified.
The results of the voting were as follows:

NAME OF DIRECTOR	VOTES FOR	VOTES WITHHELD
Arthur A. Bottone	77,384,073	1,284,439
Richard A. Bromley	71,670,894	6,997,618
James Herbert England	71,414,440	7,254,072
James D. Gerson	77,056,744	1,611,768
William A. Lawson	71,390,828	7,277,684
John A. Rolls	77,075,911	1,592,601
Togo Dennis West, Jr.	71,592,335	7,076,177
BROKER NON-VOTES: 72,781,729
(2) To ratify the selection of KPMG LLP as the independent registered public accounting firm for fiscal year 2013.
The results of the voting were as follows:
VOTES FOR: 148,565,981
VOTES AGAINST: 1,393,319
ABSTAINED: 1,490,941

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: April 1, 2013	By:	/s/ Michael S. Bishop
Michael S. Bishop
Senior Vice President, Chief Financial Officer, Corporate Secretary and Treasurer